Henderson
Summary Prospectus ■ April 30, 2010
Money Market Fund
Class Z Shares (HFZXX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2010 are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Fund’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholders fees	Class Z(a)
(fees paid directly from your investment)	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee (as a percentage of the amount redeemed)	None
Annual fund operating expenses	Class Z
(expenses you pay each year as a percentage of the value of your investment)	Shares
Management Fees (b)	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.53%
Fee Waiver and/or Expense Reimbursement (c)	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%

(a)Class Z shares are only available for purchase by other series of Henderson Global Funds.

(b)The Fund invests as a part of a “master-feeder” structure. The Fund operates as a “feeder fund” which means it invests in a separate mutual fund, or a “master fund”. The fee shown is the investment advisory fee paid by State Street Money Market Portfolio (the “Master Portfolio” or “Portfolio”), a registered open-end fund, to SSgA Funds Management, Inc. (“SSgA FM”), the manager of the Master Portfolio. Under contract, the adviser receives no management fee for any period in which the Fund invests substantially all of its investable assets in a master-feeder structure.

(c)The Fund’s adviser has contractually agreed, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses to 0.40% of the Fund’s average daily net assets, excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses such as litigation or other expenses incurred in the ordinary course of business. The Fund’s Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2012. The Fund’s adviser may discontinue the Expense Limitation Agreement at any time after its expiration date.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class Z	$41	$140	$267	$639

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class Z	$41	$140	$267	$639

Principal Investment Strategies

The Fund invests as part of a “master-feeder” structure. The Fund described in this Prospectus operates as a “feeder fund” which means that the Fund invests in a separate mutual fund, or a “master fund”, which in turn purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable, $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the “Adviser”) may directly manage the Fund’s assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Fund invests substantially all of its investable assets in the Master Portfolio.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of Portfolio liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. The Master Portfolio considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the fund’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

Principal Investment Risks

As with any fund, the value of the Fund’s investments and therefore, the value of the Fund’s shares, may fluctuate. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect the total return on your investment include:

•	Risks of Investing Principally in Money Market Instruments:

o
Interest Rate RiskóThe risk that interest rates will rise, causing the value of the Master Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Master Portfolio receives on its new investments generally will decline.

o
Credit RiskóThe risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Master Portfolio’s income and the market value of the instrument.

o
Liquidity RiskóThe risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

•	Master/Feeder Structure Risk. The Fund’s performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

•
Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the Master Portfolio’s assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

•
Low Short-Term Interest Rates. As short-term interest rates approach 0%, the Master Portfolio may maintain substantial cash balances. The Master Portfolio typically does not receive any income from uninvested cash. In addition, if the Master Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend.

•
Exposure to Financial Institutions. Many instruments in which the Master Portfolio invests are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the Master Portfolio. Adverse developments in the banking industry may cause the Master Portfolio to underperform other money market funds that invest more broadly across different industries.

•
Asset-Backed Securities Risk. Defaults on the underlying assets of the asset-backed securities held by the Master Portfolio may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

•	Repurchase Agreement Risk. If a seller is unable to honor its commitments, the Master Portfolio could lose money.

•
Foreign Securities Risk. The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

•
Variable and Floating Rate Securities Risk: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Master Portfolio may forego the opportunity for price appreciation on the security.

Performance

As of the date of this Prospectus, the Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The Adviser has overall responsibility for the general management and administration of the Fund. The Master Portfolio in which the Fund invests is managed by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

Purchases and Sales of Fund Shares

Class Z shares are only available for purchase by other series of Henderson Global Funds or by certain other clients of the Adviser as shall be determined by the Adviser from time to time. The minimum investment requirement is $10,000,000, although the Adviser may waive the minimum in its discretion.

Shares may be purchased, redeemed or exchanged on any day when both the New York Stock Exchange and the Federal Reserve Bank are open.

Tax Information

The Fund intends to make distributions. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains for federal income tax purposes whether they are reinvested in shares or received in cash. Please consult your tax advisor.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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